独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation
Agreement

本独家业务合作协议之补充协议（下称“本补充协议”）由以下双方于2011年1月16日在中华人民共和国（下称“中国”）新密市签署：
This Supplemental Agreement to Exclusive Business Cooperation Agreement (“this Supplemental Agreement”) is made and entered into by and between the following Parties on January 16, 2011 in Xin Mi City, the People’s Republic of China (“China” or “PRC”):

甲方：	郑州安耐克实业有限公司
Party A:	Zhengzhou Annec Industrial Co. Ltd.
地址：	河南省新密市曲梁科技产业园区
Address:	Quliang Technology Industry Zone, Xinmin City, Henan Province, P. R. China

乙方：	安耐克（北京）工程技术有限公司
Party B:	Annec (Beijing) Engineering Technology Co., Ltd.
地址：	北京市西城区广安门外大街248号808室
Address:	Room 808, No. 248, Guang An Men Avenue, Xicheng District, Beijing

甲方和乙方以下各称为“一方”，统称为“双方”。
Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：
Whereas,

1.	双方于2010年1月16日签署了一份《独家业务合作协议》（“原协议”），约定甲方利用其人力、技术和信息优势，向乙方提供主营业务的独家全面业务支持（技术、咨询等）服务；
The Parties entered into an Exclusive Business Cooperation Agreement (“Original Agreement”) on January 16, 2010, according to which Party A will provide Party B with exclusive technical, consulting and other services in relation to Party B’s principal business utilizing its own advantages in human resources, technology and information;

2.	根据原协议第2条、第5.1条和第12条的约定，双方同意对原协议的未尽事宜进行补充约定。

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独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

The Parties agree to conclude a supplemental agreement pursuant to Article 2, Article 5.1 and Article 12 of the Original Agreement with respect to the undetermined issues in the Original Agreement.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1	定义
Definition

除非本补充协议另有规定，本补充协议所使用词汇应具有原协议中所定义的含义。
Except for otherwise provided herein, the term used herein shall have the same meaning as that of the term used in the Original Agreement.

2	服务的价格和支付方式
The Calculation and Payment of the Service Fees

双方同意，将原协议第2条修改为：
Both Parties agree to revise Article 2 of the Original Agreement as follows:

2.1	乙方每年应将其该年度经审计的全部净收入支付给甲方作为该年度服务费（“年度服务费”）。
Party B shall pay an annual service fee to Party A in the equivalent amount of Party B’s audited total amount of net income of such year (the “Annual Service Fee”).

2.2	乙方应于每年的【12】月【31】日（“支付日”）之前将上一年度的年度服务费以人民币现汇的方式汇入甲方如下账户：
账户名称：      郑州安耐克实业有限公司
开户银行：        【 】
账号：           【 】
Party B shall pay the Annual Service Fee for the previous year to the following account of Party A before [Month/ Date] of each year (the “Due Date”) in RMB cash:
Account Name: Zhengzhou Annec Industrial Co. Ltd.
Opening Bank: [  ]
Account Number: [  ]

2.3	经甲方事先书面同意，年度服务费的支付日可以根据乙方的经营需要进行调整并由双方以书面方式确定。

秘密文件 Strictly Confidential

独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

Upon the prior written consent by Party A, the Due Date of the payment of Annual Service Fee may be adjusted pursuant to the operational needs of Party B and such adjustment shall be confirmed in writing by both Parties.

3	资产处置
Disposal of Assets

3.1	未经甲方书面同意，乙方不得处置（包括但不限于转让、出售、赠与、遗弃、抵押、质押等，统称“处置”）其任何价值高于100万元人民币的资产（乙方在正常经营中出售存货不受限制）。
Without the written consent of Party A, Party B shall not dispose (including but not limited to transfer, sell, donate, abandon, mortgage, pledge, etc., hereinafter collectively referred to as “Dispose”) any of its assets (other than the sale of inventory in the ordinary course of Party B’s business as to which there shall be no limitation) valued more than RMB1 Million.

3.2	甲方有权指示乙方处置乙方任何资产，并将处置乙方资产的所得用于任何合法目的。
Party A shall have the right to instruct Party B to dispose any of Party B’s assets, and use the gains from such disposal for any lawful purposes.

4      生效和终止
Effectiveness and Termination

本补充协议于文首标明的协议日期签署并同时生效。原协议延期或终止的，本补充协议一并延期或终止。原协议和本补充协议应对各方具有同等约束力。
This Supplemental Agreement is executed on the date first above written and shall take effect as of such date.  If the Original Agreement were extended or terminated, this Supplemental Agreement shall be simultaneously extended or terminated.  This Supplemental Agreement and the Original Agreement shall be equally binding to the Parties.

5        适用法律和争议解决
Governing Law and Resolution of Disputes

5.1	本补充协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

秘密文件 Strictly Confidential

独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

The execution, effectiveness, construction, performance, amendment and termination of this Supplemental Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

5.2	因解释和履行本补充协议而发生的任何争议，本补充协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给北京仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。
In the event of any dispute with respect to the construction and performance of the provisions of this Supplemental Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

5.3	因解释和履行本补充协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本补充协议双方仍应继续行使各自在本补充协议项下的其他权利并履行各自在本补充协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Supplemental Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Supplemental Agreement shall continue to exercise their respective rights under this Supplemental Agreement and perform their respective obligations under this Supplemental Agreement.

6       协议的分割性
Severability

6.1	本补充协议构成原协议不可分割的部分。除非本补充协议做出明确的修改或替换，原协议的其他条款仍然有效。
This Supplemental Agreement shall constitute an inseparable part of the Original Agreement. Except for otherwise expressly revised or superseded herein, the provisions of the Original Agreement shall remain in effective.

秘密文件 Strictly Confidential

独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

6.2	如果本补充协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本补充协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Supplemental Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Supplemental Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

7      语言和副本
Language and Counterparts

本补充协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Supplemental Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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秘密文件 Strictly Confidential

独家业务合作协议之补充协议
Supplemental Agreement to Exclusive Business Cooperation Agreement

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议之补充协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Supplemental Agreement to Exclusive Business Cooperation Agreement as of the date first above written.

甲方：郑州安耐克实业有限公司
Party A: Zhengzhou Annec Industrial Co. Ltd.

签署：
By:	/s/
姓名：
Name:
职务：
Title：

乙方：安耐克（北京）工程技术有限公司
 Party B: Annec (Beijing) Engineering Technology Co., Ltd.

签署：
By:	/s/
姓名：
Name:
职务：
Title：

秘密文件 Strictly Confidential